UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2025

ANEBULO PHARMACEUTICALS, INC

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40388	85-1170950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Anebulo Pharmaceuticals, Inc. 1017 Ranch Road 620 South, Suite 107 Lakeway, TX	78734
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (512) 598-0931

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ANEB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 4, 2025, at the Company’s 2025 Annual Meeting (the “Annual Meeting”), the Company’s stockholders approved an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to increase the number of shares of common stock, par value of $0.001 per share, authorized for issuance under the Certificate of Incorporation from 50,000,000 shares to 75,000,000 shares (such amendment, the “Share Increase Amendment”). On April 11, 2025, the Company filed the Share Increase Amendment with the Secretary of State of the State of Delaware. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Share Increase Amendment, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference

At the Company’s Annual Meeting, the Company’s stockholders also approved an amendment to the Company’s Certificate of Incorporation (the “Declassification Charter Amendment”) to provide for the declassification of the Company’s Board of Directors commencing at the annual meeting of stockholders of the Company that is held after the filing of the Declassification Charter Amendment (the “Initial Declassified Annual Meeting”), and commencing with the Initial Declassified Annual Meeting, all directors will stand for election at the Initial Declassified Annual Meeting for a one-year term. On April 11, 2025, the Company filed the Declassification Charter Amendment with the Secretary of State of the State of Delaware. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Declassification Charter Amendment, a copy of which is filed as Exhibit 3.2 hereto and is incorporated herein by reference.

On April 11, 2025, the Company’s Board of Directors approved an amendment (the “Bylaws Amendment”) to the Amended and Restated Bylaws of the Company (the “Bylaws”) to include conforming language related to the board declassification in the Company’s Bylaws. The Bylaws Amendment became effective upon the effectiveness of the Declassification Charter Amendment. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws Amendment, a copy of which is filed as Exhibit 3.3 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Anebulo Pharmaceuticals, Inc. (Share Increase Amendment)
3.2	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Anebulo Pharmaceuticals, Inc. (Declassification Charter Amendment)
3.3	Amendment to the Amended and Restated Bylaws of Anebulo Pharmaceuticals, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANEBULO PHARMACEUTICALS, INC.

Date: April 11, 2025	By:	/s/ Richie Cunningham
Richie Cunningham
CEO